CERTIFICATION, CHAIRMAN OF THE BOARD & PRESIDENT

                                  Exhibit 32.1


DOL RESOURCES, INC.

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, S. Mort Zimmerman, Chief Executive Officer and Fred M. Updegraff, Chief Financial Officer of DOL Resources, Inc. (the "Company"), certify, pursuant to
Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (i)  this  Quarterly   Report  on  Form  10-QSB  fully  complies  with  the
          requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (ii) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of DOL Resources, Inc.



DATE: October 17, 2006

                              /s/ S. MORT ZIMMERMAN
    ------------------------------------------------------------------------
               S. Mort Zimmerman, Chairman of the Board, and Chief
                                Executive Officer

                              /s/ FRED M. UPDEGRAFF
    ------------------------------------------------------------------------
                               Fred M. Updegraff,
             Vice President, Chief Financial Officer, and Treasurer